UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                August 18,  2005
                                ----------------
                Date of Report (Date of earliest event reported)

                              FORTUNA GAMING CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)

                   NEVADA                                 98-0389183
                   ------                                  ----------
    (State or other jurisdiction of      (I.R.S. Employer Identification No.)
      incorporation or organization)

                 Suite 302-850 West Hastings Street,
                 Vancouver, British Columbia, Canada                V6C 1E1
                 -----------------------------------                -------
             (Address of principal executive offices)             (Zip Code)


                                  604-685-7552
                                  ------------
                            Issuer's telephone number


                             MoneyFlow Capital Corp.
                             -----------------------
          (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))


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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On August 17th, 2005 the Company, through its wholly owned subsidiary, Fortuna Gaming (UK) Limited, entered into agreement with Ignition Technologies, Inc., doing business as MobileGamingNow ("MGN") in which the Company has purchased a license from MGN for its proprietary software which enables licensees to offer the game of poker to qualified players via the Internet and via cellular phones and other similar handheld devices. MGN operates from offices located in Vancouver, British Columbia, Canada and is the first software provider to offer interactive, multi-player web and mobile gaming licenses. A copy of the agreement is attached as an exhibit.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Company would also like to announce that Douglas Waugh was appointed by the Board of Directors as President of the Company. Mr. Waugh has also accepted a seat on the Board of Directors of the Company. Mr. Waugh brings 30 years of creative vision and extensive expertise in management, product development, and sales marketing to the Company. He has successfully developed, built, and financed both private and senior international TSE and NASDAQ public companies from conception to full operation. Through his many business ventures, he has become specialized in developing strategic alliances. In 1992, he co-founded a start-up gaming company that manufactured video gaming equipment for markets in California and other parts of the world. His leadership and vision in this start-up company produced over $50 million in revenue in the third year of operation. This background of proven leadership success in fast-paced and rapid growth environments makes Doug an important addition to the Fortuna team.

ITEM  8.01   NEW  ITEM

The  attached  announcement  was  released  to the news media on August 18, 2005

ITEM  9.01    FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  Of  Business  Acquired

        Not  Applicable

(b)     Pro  Forma  Financial  Information

        Not  Applicable

(c)     Exhibits

        99.1     Press  release  dated  August  18,  2005

        99.2     Software  License  Agreement  dated  August  17,  2005



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FORTUNA  GAMING  CORP.


Date:  August  18,  2005                By: /s/  Douglas  Waugh
                                            -------------------
                                            President